UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2011

Brainstorm Cell Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-61610	20-8133057
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 East 59th Street
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 557-9000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                Regulation FD Disclosure

On February 14, 2011, BrainStorm Cell Therapeutics, Inc. (“Company”) announced that the U.S. Food and Drug Administration's Office of Orphan Products Development has granted orphan drug designation for the Company’s NurOwn autologous adult stem cell product candidate for the treatment of Amyotrophic Lateral Sclerosis (ALS).

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this form 8-K and its exhibits shall not be deemed an admission as to the materiality of any information within this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 15, 2011	Brainstorm Cell Therapeutics Inc.

	By:	/s/ Liat Sossover
Liat Sossover
Chief Financial Officer